UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under § 240.14a-12

STARDUST POWER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STARDUST POWER INC.
15 E. PUTNAM AVE, SUITE 378
GREENWICH, CT 06830

V94808-P50674

Your **Vote** Counts!

STARDUST POWER INC.

2026 Annual Meeting

Vote by June 1, 2026

11:59 p.m. Eastern Time

You invested in STARDUST POWER INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 2, 2026.

Get informed before you vote

View the Notice, Proxy Statement and our 2025 Annual Report online OR you can receive a free paper or email copy of the material(s)
by requesting prior to May 19, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy.

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Please follow the instructions on the reverse side to vote on these important matters.

Voting Items		Board Recommends

1.	Election of Director Nominees: To be elected for terms expiring at the 2027 Annual Meeting of Stockholders:

1a.	Roshan Pujari	For
1b.	Anupam Agarwal	For
1c.	Charlotte Nangolo	For
1d.	Mark Rankin	For
1e.	Michael Earl Cornett Sr.	For
1f.	Sudhindra Kankanwadi	For

2.	Ratification of the selection of KNAV CPA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

3.	Approval of, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of Common Stock to Lind Global Asset Management XIII LLC.	For
4.	Approval of an amendment of the Company’s Certificate of Incorporation to clarify the director removal provision.	For
5.	Approval of an amendment and restatement of the Company’s 2024 Equity Incentive Plan.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

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V94809-P50674